The Victory Portfolios

Special Value Fund

Supplement dated February 12, 2015 to the

Summary Prospectus dated March 1, 2014 (“Summary Prospectus”)

This Supplement supersedes the Supplement dated November 21, 2014 in its entirety.  Shareholders of the Special Value Fund, a series of The Victory Portfolios (“Trust”), are hereby notified that the previously announced reorganization of the Special Value Fund into the Dividend Growth Fund, another series of the Trust, has been cancelled.  Effective immediately, the Special Value Fund is reopened to new shareholder accounts.

In addition, the Summary Prospectus is being revised to reflect the following changes in the investment strategy and portfolio managers of the Special Value Fund:

1.              The following paragraphs replace in their entirety the first three paragraphs under “Principal Investment Strategy” on page 3 of the Summary Prospectus:

The Fund pursues its investment objective by investing, under normal circumstances, in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the near future, with consideration for companies that have increased their dividends over time. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs). The Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value.

The Fund will invest primarily in securities of large cap companies, but may also invest in securities of mid cap companies.

The Adviser employs both a top-down and bottom-up methodology to construct a diversified portfolio that avoids excessive sector and security concentrations. The Adviser pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth (e.g., acquisition, new products, economic cycle or management change).  The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

2.              The following replaces the information under the section “Portfolio Managers” found on Page 6 of the Summary Prospectus:

Lawrence G. Babin is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since 2015.

Paul D. Danes is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Carolyn M. Rains is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Martin L. Shagrin is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Thomas J. Uutala is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.